UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               Form 8-K

                            CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2000


                    SANTA FE ENERGY TRUST
   (Exact Name of Registrant as specified in its charter)


           TEXAS                       1-11450                76-6081498
  (State or other jurisdiction     (Commission File       (I.R.S. Employer
of incorporation or organization)       Number)        Identification Number)

                       THE CHASE MANHATTAN BANK
                         GLOBAL TRUST SERVICES
                        600 TRAVIS, SUITE 1150
                        HOUSTON, TEXAS    77002
          (Address of Principal Offices, Including Zip Code)

Registrant's telephone number, including area code:   (713) 216-5087

Item 4.      Changes in Registrant's Certifying Accountant

(1)  Previous Independent Accountants

(i) Certain accounting functions for the Santa Fe Energy Trust ("the Registrant") have previously been provided by Santa Fe Snyder Corporation ("Santa Fe Snyder"). For efficiency purposes, the Registrant has utilized the services of the same independent accountants engaged by Santa Fe Snyder, which accountants have been PricewaterhouseCoopers, LLP.

      On August 29, 2000, Santa Fe Snyder was merged with and into a subsidiary of Devon Energy Corporation ("Devon"), and Santa Fe Snyder became a wholly-owned subsidiary of Devon. Devon's independent accountants are KPMG LLP.

      The Registrant, as of December 11, 2000, dismissed
      PricewaterhouseCoopers LLP as its independent accountants.

(ii) The reports of PricewaterhouseCoopers LLP on the financial statements of the Registrant for the past two fiscal years ended December 31, 1999 and 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The decision to change independent accountants was made by the Chase Manhattan Bank, acting in its capacity as the Registrant's trustee. The Registrant has no board of directors.

(iv) In connection with its audits for the two most recent fiscal years and through the date of the change in independent accountants, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Registrant's financial statements for such periods.

(v) During the two most recent fiscal years and through the date of the change in independent accountants, there were no "reportable events," as that term is defined in Item
      304(a)(1)(v) of Regulation S-K, with respect to the services provided by PricewaterhouseCoopers LLP.

(2)   New Independent Accountants

      The Chase Manhattan Bank, acting in its capacity as trustee of the Registrant, as of December 11, 2000, informed KPMG
      LLP of its decision to retain such firm as the independent accountants of the Registrant.

      During the two most recent fiscal years and through the date of the change in independent accountants, the Registrant did not consult with KPMG LLP on matters (i) regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) which concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Item 304 of Regulation S-K).

(3)   Letter From Previous Independent Accountants

      The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated December 15, 2000, is filed as
      Exhibit 16 of this Form 8-K.

Item 7.   Financial Statements and Exhibits

(c)   Exhibits

Exhibit 16     Letter from PricewaterhouseCoopers LLP to the
               Commission dated December 15, 2000

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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SANTA FE ENERGY TRUST (REGISTRANT)

                                     By: THE CHASE MANHATTAN BANK, TRUSTEE

                                         By: NANCY PUGSLEY
                                             Nancy Pugsley
                                             Vice President & Trust Officer

Date:     December 15, 2000

                        EXHIBIT INDEX
Exhibit
  No.   Description                        Method of Filing
------- -----------                        ----------------
  16    Letter from PricewaterhouseCoopers Filed herewith electronically
        LLP to the Commission dated
        December 15, 2000
